UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Elfun Government Money Market Fund

Elfun Tax-Exempt Income Fund

Elfun Income Fund

Elfun Diversified Fund

Elfun International Equity Fund

Elfun Trusts

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies: N/A

	(2)	Aggregate number of securities to which transaction applies: N/A
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A
	(4)	Proposed maximum aggregate value of transaction: N/A
	(5)	Total fee paid: $0

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid: N/A
	(2)	Form, Schedule or Registration Statement No.: N/A
	(3)	Filing Party: N/A
	(4)	Date Filed: N/A

GE Elfun Funds Level I Call Guide (CONFIRM RECEIPT OF PROXY MATERIAL)

Good (morning, afternoon, evening), my name is (AGENT’S FULL NAME), calling on behalf of the Elfun Funds. May I please speak with (UNITHOLDER’S FULL NAME)?

(Re-Greet If Necessary)

I am calling on a recorded line regarding your current investment with the Elfun Funds. I wanted to confirm that you have received the proxy material for the unitholders meeting scheduled for June 22, 2016.

Have you received the information?

(Pause for response)

 If “Yes” or positive response:

 If you’re not able to attend the meeting, I can record your voting instructions by phone.

 Your Board of Trustees is recommending a vote “In Favor” of all proposals.

 If “No” or negative response:

 I would be happy to review the meeting agenda and record your vote by phone.

 Your Board of Trustees is recommending a vote “In Favor” of all proposals.

Would you like to vote along with the Board’s recommendation?

(Pause For Response)

(Review Voting Options with Unitholder If Necessary)

If we identify any additional accounts you own with the Elfun Funds before the meeting takes place, would you like to vote those accounts in the same manner as well?

(Pause For Response)

*Confirmation – I am recording your (Recap Voting Instructions).

For confirmation purposes:

•	Please state your full name. (Pause)
•	According to our records, you reside in (city, state, zip code). (Pause)
•	To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

Thank you. You will receive written confirmation of this vote within 3 to 5 business days. Upon receipt, please review and retain for your records. If you should have any questions please call the toll free number listed on this confirmation. Mr. /Ms.                     , your vote is important and your time is greatly appreciated. Thank you and have a good (morning, afternoon, evening.)

FOR INTERNAL DISTRIBUTION ONLY	Updated 5-16-16

Elfun Funds Level I Machine Script

Hello.

I am calling on behalf of your current investment with the Elfun Funds.

The Special Meeting of Unitholders is scheduled to take place on June 22, 2016. All unitholders are being asked to consider and vote on important matters. As of today your vote has not been registered.

Please contact us as soon as possible at 1-877-361-7965 Monday through Friday between the hours of 9:00am and 11:00pm Eastern Time.

Your vote is very important. Thank you and have a Good Day.